UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                               Washington DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934

                                February 14, 2005
                                 Date of Report
                        (Date of earliest event reported)

                        Commission file number 333-75044

                          CATALYST LIGHTING GROUP, INC.
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        (Exact name of small business issuer as specified in its charter)

               Delaware                                 84-1588927
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    (State or other jurisdiction of                    (I.R.S. employer
     incorporation or organization)                  identification number)

           7700 Wyatt Drive
           Forth Worth, TX                                 76108
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        (Address of principal                            (Zip Code)
          executive offices)

         Issuer's telephone number, including area code: (817) 738-8181


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ITEM 4.02(b) Non-Reliance on Previously Issued Financial Statements

         Catalyst Lighting Group, Inc. ("Catalyst" or the "Company") was advised on February 11, 2005 by Hein & Associates, its independent registered public accounting firm, that the Company's financial statements contained in its Form 10-KSB filed on December 16, 2004 for the period ended September 30, 2004 (the "Form 10KSB") must be restated to reclassify certain of the Company's debt from long term to current. The nature and purpose of the restatement of the financial statements contained in the Form 10KSB (the "10K Financials") concerns the concept of subjective acceleration as it relates to a portion of the Company's financial arrangements with Laurus Master Fund, Ltd. ("Laurus").

         The specific change reclassifies certain debt associated with Laurus to Current Liabilities from Long Term Debt in accordance with the accounting pronouncements guiding the change. Although $2,570,457 of debt was reclassified, this adjustment did not affect Total Assets, Total Liabilities or Stockholders Equity on the Balance Sheet, nor create any change on the Consolidated Statement of Operations.

         As indicated in the Form 10KSB and in Forms 8-K filed October 5, 2004 and December 3, 2004, on September 30, 2004, the Company authorized the sale to Laurus of (1) a Secured Convertible Term Note in the principal amount of two million dollars ($2,000,000), which is convertible into the shares of the Company's common stock at an initial fixed conversion price of $1.50 per share (the "Term Note") and (2) a Secured Revolving Note (the "Revolving Note") and a Secured Convertible Minimum Borrowing Note (together with the Revolving Note, the "AR Notes") in the aggregate principal amount of up to three million dollars ($3,000,000), which are convertible into shares of the Company's common stock at an initial fixed conversion price of $1.50 per share.

         Money advanced to the Company pursuant to the AR Notes works as follows. Once Catalyst is entitled to payment from the sale of goods, it submits a copy of such receivable to Laurus, and, if such receivable falls within Laurus' definition of an "eligible" accounts receivable (an "Eligible AR"), Laurus will advance Catalyst up to 90% of the net face amount of the Eligible AR. The account debtor is notified to make payment to a lockbox controlled, and periodically swept, by Laurus. Once payment is received into this lockbox pursuant to an Eligible AR, such proceeds are used to repay sums advanced against, and interest earned on, such Eligible AR. The remainder of the payment from such account debtor is, in Laurus' discretion, either remitted to Catalyst or credited against other costs, fees and expenses then outstanding under the AR Notes.

         In accordance with generally accepted accounting principles, such an arrangement requires classification as current debt instead of the long term debt classification as it was originally recorded in the 10K Financials. Accordingly, the Company intends to restate the 10K Financials as set forth above by submitting an amended Form 10-KSB for Catalyst Lighting Group, Inc. for the fiscal year ended September 30, 2004.

         The Company's audit committee and board of directors have discussed with the independent registered public accounting firm the matters disclosed in the filing pursuant to this Item 4.02(b).


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

                                   SIGNATURES

                                    FORM 8-K

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATALYST LIGHTING GROUP, INC.


/s/ Dennis H. Depenbusch
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Dennis H. Depenbusch
Chairman and CEO

Date:  February 14, 2005
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